Exhibit 99.1

Encore Capital Group, Inc. Announces Merger Closing Date and Sets Merger Consideration Election Deadline

SAN DIEGO, Calif., June 3, 2013 – Encore Capital Group, Inc. (NASDAQ: ECPG) (the “Company”) today announced that the closing date of the proposed merger of Pinnacle Sub, Inc., a wholly owned subsidiary of the Company, with and into Asset Acceptance Capital Corp. (“AACC”), with AACC surviving the merger as a wholly owned subsidiary of the Company, has been scheduled for June 13, 2013. In accordance with the Merger Agreement (defined below), the deadline for AACC stockholders to specify the type of consideration they wish to receive will be 5:00 p.m. New York local time on June 7, 2013 (the “Election Deadline”), which is the date that is four business days prior to the effective time of the merger. AACC stockholders who wish to make an election with respect to the consideration to be received in the proposed merger must deliver a properly completed election form to American Stock Transfer & Trust Company, LLC (“AST”) by the Election Deadline. AACC stockholders who hold their shares in “street name” may have an earlier election deadline and should carefully review any materials they receive from their broker to determine the election deadline applicable to them.

Pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 6, 2013, by and among AACC, the Company and Pinnacle Sub, Inc., if the merger is completed, AACC stockholders are entitled to receive for each share of AACC common stock they hold at the effective time of the merger, either (i) $6.50 in cash, without interest and less any applicable withholding taxes (“Cash Consideration”) or (ii) 0.2162 validly issued, fully paid and nonassessable shares of the Company’s common stock (“Stock Election”). AACC stockholders may elect to receive their payment in cash or stock or a combination thereof, subject to proration based on the requirement in the Merger Agreement that no more than 25% of the shares of AACC common stock outstanding at the time of the merger may be exchanged for the Company’s common stock. As a result, notwithstanding the election of an AACC stockholder to receive all stock or a combination of stock and cash, if the Stock Election is oversubscribed, then an AACC stockholder may receive a combination of cash or stock that is different from what he, she or it may have elected, depending on the elections made by other AACC stockholders.

AACC stockholders may revoke or change their election by sending written notice to AST prior to the Election Deadline. In the event that an AACC stockholder revokes his, her or its election prior to the Election Deadline and does not make a subsequent election prior to the Election Deadline, such stockholder’s shares of AACC common stock will be treated as if no election has been made, and such stockholder will receive the per share Cash Consideration. AACC stockholders will not be entitled to revoke or change an election after the Election Deadline. Accordingly, if an AACC stockholder has made an election, such stockholder will be unable to revoke the election or sell such shares of AACC common stock during the interval between the Election Deadline and the closing of the merger.

About Encore Capital Group, Inc.

The Company is a leading provider of debt management and recovery solutions for consumers and property owners across a broad range of assets.

Headquartered in San Diego, the Company is a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P SmallCap 600, and the Wilshire

4500. More information about the Company can be found at www.encorecapital.com. The Company’s website and the information contained therein, is not incorporated into and is not a part of this press release.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements concerning the proposed transactions with AACC. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of the Company or of the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transactions, the timing of consummation of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of the Company to integrate AACC, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the Securities and Exchange Commission (the “SEC”) by the Company from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements included herein are made only as of the date hereof. The Company disclaims any obligation to update the forward-looking statements included herein to reflect subsequent events or circumstances.

Additional Information and Where to Find It

In connection with the proposed transaction with AACC, the Company filed a Registration Statement on Form S-4, File No. 333-187581 (as amended, the “Registration Statement”) with the SEC on March 27, 2013, which contains a prospectus of the Company and a proxy statement of AACC. The Registration Statement has been declared effective by the SEC. STOCKHOLDERS OF AACC ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AACC AND THE PROPOSED TRANSACTION.

A free copy of the proxy statement/prospectus, as well as other filings containing information about the Company, may be obtained at the SEC’s internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.encorecapital.com under the tab “Investors,” and then under the heading “SEC Filings.” Copies of the proxy statement/prospectus can also be obtained, free of charge, by directing a request to the investor relations department of the Company at the following address:

Encore Capital Group, Inc.

3111 Camino Del Rio North, Suite 1300

San Diego, California 92108

Attention: Investor Relations/Director Finance & Treasury

Phone: (858) 560-2600

Email: adam.sragovicz@encorecapital.com

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated April 26, 2013, for its June 5, 2013 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Contact:

Investor Relations

Adam Sragovicz

Tel 858-309-9509

adam.sragovicz@encorecapital.com